Income Taxes	12 Months Ended
Dec. 31, 2018
Income Tax Disclosure [Abstract]
Income Taxes
Income Taxes
The following table summarizes the U.S. and non-U.S. components of income (loss) from continuing operations before provision for income taxes:

	For the Year Ended December 31,
	2018	2017	2016
	(Dollars in thousands)
U.S.	$(68,032)	$(26,981)	$(44,971)
Non-U.S.	970,840	30,412	(71,450)
	$902,808	$3,431	$(116,421)

Income tax expense (benefit) consists of the following:

	For the Year Ended December 31,
	2018	2017	2016

U.S income taxes:
Current	$787	$(1,066)	$(878)
Deferred	(52,145)	38	1,152
	(51,358)	(1,028)	274
Non-U.S. income taxes:
Current	85,252	5,924	5,389
Deferred	15,026	(15,677)	(13,215)
	100,278	(9,753)	(7,826)
Total income tax expense (benefit)	$48,920	$(10,781)	$(7,552)

The tax expense changed from a benefit of $(7.6) million and $(10.8) million for the years ended December 31, 2016 and 2017 to a tax expense of $48.9 million for the year ended December 31, 2018 primarily due to the increase in earnings, the shift in the jurisdictional mix of earnings and losses from year to year, and offset by a partial release of a valuation allowance recorded against the deferred tax asset related to certain U.S. tax attributes. Certain jurisdictions shifted from pre-tax losses in 2016 and 2017 to pretax earnings in 2018.
Tax Cuts and Jobs Act
On December 22, 2017, the U.S. government enacted the Tax Cuts and Jobs Act (“Tax Act”), which significantly revises the U.S. corporate income tax system. These changes include a federal statutory rate reduction from 35% to 21%, the elimination or reduction of certain domestic deductions and credits and limitations on the deductibility of interest expense and executive compensation. The Tax Act also transitions international taxation from a worldwide system to a modified territorial system and includes base erosion prevention measures which have the effect of subjecting certain earnings of our foreign subsidiaries to U.S. taxation as GILTI. In general, these changes were effective beginning in 2018. The Tax Act also includes a one time mandatory deemed repatriation or transition tax on the accumulated previously untaxed foreign earnings of our foreign subsidiaries.
For the fourth quarter of 2017, we were able to reasonably estimate certain Tax Act effects and, therefore, recorded provisional adjustments associated with the deemed repatriation transition tax and remeasurement of certain deferred tax asset and liabilities.
Due to the complexities involved in accounting for the enactment of the Tax Act, SAB No. 118 allowed the Company to record provisional amounts in earnings for the year ended December 31, 2017. SAB No. 118 provides that where reasonable estimates can be made, the provisional accounting should be based on such estimates and when no reasonable estimate can be made, the provisional accounting may be based on the tax law in effect before the Tax Act. On October 15, 2018, the Company’s U.S. tax returns for 2017 were filed and the changes to the provisional tax positions reflected in those returns compared to the estimates recorded in the Company’s earnings for the year ended December 31, 2017 were recorded in 2018.  These adjustments were immaterial to the Company’s financial statements.
On August 1, 2018, the U.S. Department of Treasury and the Internal Revenue Service ("IRS") issued proposed regulations under code section 965 and on January 15, 2019, the IRS issued final 965 regulations. The Company continues to analyze the effects of the Tax Act and newly issued final regulations on its financial statements. The final impact of the Tax Act and the regulations may differ from the amounts that have been recognized, due to, among other things, changes in the Company’s interpretation of the Tax Act, additional legislative or administrative actions to clarify the intent of the statutory language provided that they differ from the Company’s current interpretation, any changes in accounting standards for income taxes or related interpretations in response to the Tax Act, or any updates or changes to estimates utilized to calculate the impacts, including changes to current year earnings estimates and applicable foreign exchange rates. We estimate that any change will be immaterial to the Company’s financial statements at this time.
The Company has determined the impact of the GILTI provisions under the Tax Act and has recorded the estimate of this impact in the financial results of 2018. As these GILTI provisions under the Tax Act are complex and subject to continuing regulatory interpretation by the IRS, the Company will continue to evaluate the impact. The Company is required to make an accounting policy election of either (1) treating taxes due on future U.S. inclusions in taxable income related to GILTI as a current period expense when incurred (the “period cost method”) or (2) factoring such amounts into the Company’s measurement of its deferred taxes (the “deferred method”). As of December 31, 2018, the Company’s accounting policy will be to treat taxes due on future U.S. inclusions in taxable income related to GILTI as a current period expense when incurred.
Income tax expense (benefit) differed from the amounts computed by applying the U.S. federal income tax rate of 35% to income before expense (benefit) for taxes as set forth in the following table:

	For the Year Ended December 31,
	2018	2017	2016
	(Dollars in thousands)
Tax at statutory U.S. federal rate	$189,590	$1,201	$(40,747)
Impact of U.S. Tax Cut and Jobs Act - GILTI	93,739	—	—
Impact of the 2017 Tax Act - transition tax	—	39,628	—
Impact of the 2017 Tax Act - tax rate change	—	52,228	—
Impact of Tax Receivable Agreement	18,160	—	—
Valuation allowance, net	(93,125)	(89,269)	35,091
State taxes, net of federal tax benefit	1,529	3,437	(2,324)
U.S. tax impact of foreign earnings (net of foreign tax credits)	792	1,151	51
Investment in subsidiary impairment deduction	—	—	(10,114)
Establishment/resolution of uncertain tax positions	(345)	(840)	(513)
Adjustment for foreign income taxed at different rates	(95,822)	(2,359)	12,738
Foreign tax credits	(65,046)	(17,956)	(175)
Other	(552)	1,998	(1,559)
Provision (benefit) for income taxes	$48,920	$(10,781)	$(7,552)

The company has been granted a tax holiday in Brazil, which expires in 2024. The availability of the tax holiday in Brazil did not have a significant impact on the current tax year.
The tax effects of temporary differences that give rise to significant components of the deferred tax assets and deferred tax liabilities at December 31, 2018 and December 31, 2017 are set forth in the following table.

	As of December 31,
	2018	2017
	(Dollars in thousands)
Deferred tax assets:
Postretirement and other employee benefits	$18,395	$19,392
Foreign tax credit and other carryforwards	111,325	175,229
Capitalized research and experimental costs	7,695	9,417
Environmental reserves	976	493
Inventory	14,251	7,933
Original issue discount	—	2,603
Long-term contract option amortization	1,144	1,204
Provision for rationalization charges	351	502
Other	4,270	1,536
Total gross deferred tax assets	158,407	218,309
Less: valuation allowance	(58,446)	(150,839)
Total deferred tax assets	99,961	67,470
Deferred tax liabilities:
Fixed assets	$59,521	$68,098
Debt discount amortization / Deferred financing fees	—	3,191
Inventory	7,751	5,128
Goodwill and acquired intangibles	3,668	—
Other	3,138	2,031
Total deferred tax liabilities	74,078	78,448
Net deferred tax asset (liability)	$25,883	$(10,978)

Net non-current deferred tax assets are separately stated as deferred income taxes in the amount of $30.8 million as of December 31, 2017 and $71.7 million as of December 31, 2018. Net non-current deferred tax liabilities are separately stated as deferred income taxes in the amount of $41.7 million at December 31, 2017 and $45.8 million at December 31, 2018.
During 2016, an affiliate of Brookfield, purchased on the open market in aggregate approximately $53 million of GrafTech’s traded senior notes. This related party transaction generated a gain due to the discount at which the senior note was trading. This gain was taxable to GrafTech in 2016 and generated a deferred tax asset for an original issuance discount of approximately $6.5 million. This deferred tax asset was $2.6 million at December 31, 2017. The GrafTech senior notes were retired in 2018 and the related deferred tax asset was also released.
We continue to assess the need for valuation allowances against deferred tax assets based on determinations of whether it is more likely than not that deferred tax benefits will be realized through the generation of future taxable income. Appropriate consideration is given to all available evidence, both positive and negative, in assessing the need for a valuation allowance. Examples of positive evidence would include a strong earnings history, an event or events that would increase our taxable income through a continued reduction of expenses, and tax planning strategies that would indicate an ability to realize deferred tax assets. Examples of negative evidence would include cumulative losses in recent years and history of tax attributes expiring unused. In circumstances where the significant positive evidence does not outweigh the negative evidence in regards to whether or not a valuation allowance is required, we have established and maintained valuation allowances on those net deferred tax assets. The recognition of the valuation allowance does not result in or limit the Company's ability to utilize these tax assets in the future.
Valuation allowance activity for the years ended December 31, 2017 and 2018 was as follows:

(Dollars in thousands)
Balance as of December 31, 2015	$165,539
Charged to income	78,469
Translation adjustment	583
Changes attributable to movement in underlying assets	250
Balance as of December 31, 2016	$244,841
Credited to income	(87,194)
Translation adjustment	207
Changes attributable to movement in underlying assets	(7,015)
Balance as of December 31, 2017	$150,839
Credited to income	(93,125)
Translation adjustment	(302)
Changes attributable to movement in underlying assets	1,034
Balance as of December 31, 2018	$58,446

In the fourth quarter of 2017, with the enactment of the Tax Act, additional taxable income was derived as a result of inclusion of accumulated previously untaxed foreign earnings of GrafTech’s foreign subsidiaries. This additional taxable income lead to the utilization of the U.S. net operating loss carryforward in 2017 and a partial release of the valuation allowance against the U.S. deferred tax assets. The valuation allowance was further reduced by the U.S. tax rate decrease from 35% to 21% as a result of the Tax Act. During 2018, we determined that sufficient positive evidence existed that allowed us to conclude that a full valuation allowance was no longer required to be recorded against the deferred tax assets related the U.S. tax attributes. This positive evidence was primarily supplied by the company exiting a cumulative loss period in the U.S. as well as sufficient US current and forecasted taxable income that would utilize the U.S. tax attributes. As a result, a partial release (to reflect only the economic benefit of the attributes) of the valuation allowance against federal net operating losses and state losses was recorded in 2018 while a full release of the valuation allowance against the federal foreign tax credit carryforward, other federal deferred tax assets was also recorded. A valuation allowance of $35.8 million is included in the December 31, 2018 balance reflected above as there is not sufficient positive evidence that the deferred tax asset related to the U.S. net operating loss will generate more than its estimated economic benefit.
In March of 2017, $19.5 million of foreign tax credit expired. During the fourth quarter of 2017, we increased our foreign tax credit carryforward by $37.7 million, as a result of additional foreign taxable income derived in connections with the new U.S. tax legislation that was enacted on December 22, 2017. As of December 31, 2018 we have a total foreign tax credit carryforward of $38.9 million. As indicated above, a valuation allowance is no longer recorded against this foreign tax credit carryforward. These tax credit carryforwards begin to expire as of March 15, 2025. In addition, we have a federal net operating loss carryforward of $25.2 million and state net operating losses carryforwards of $320.3 million (net of federal benefit), which can be carried forward from 5 to 20 years. These net operating losses carryforwards generate a deferred tax asset of $59.3 million as of December 31, 2018. We also have U.S. non-net operating loss related deferred tax assets of $3.0 million as of December 31, 2018. The federal net operating loss carryforward is limited by IRC §382.
We have non-U.S. loss and tax credit carryforwards on a gross tax effected basis of $10.1 million, which can be carried forward from 7 years to indefinitely.
During the fourth quarter of 2017, GrafTech Switzerland moved from a cumulative loss position to a cumulative profit position, as well as a current year utilization of its net operating loss carryforward. This positive evidence and utilization lead to a full release of the valuation allowance against the GrafTech Switzerland deferred tax asset in 2017.
As of December 31, 2018, we had unrecognized tax benefits of $2.0 million, which, if recognized, would have a favorable impact on our effective tax rate. We have elected to report interest and penalties related to uncertain tax positions as income tax expense. Accrued interest and penalties were $0.8 million as of December 31, 2016 (an increase of $0.1 million), $0.8 million as of December 31, 2017 (an increase of $0.0 million) and $0.9 million as of December 31, 2018 (an increase of $0.1 million). A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

(Dollars in thousands)

Balance as of December 31, 2016	$3,338
Additions for tax positions of prior years	114
Lapse of statutes of limitations	(989)
Foreign currency impact	29
Balance as of December 31, 2017	$2,492
Reductions for tax positions of prior years	(100)
Lapse of statutes of limitations	(373)
Settlements	(21)
Foreign currency impact	(8)
Balance as of December 31, 2018	$1,990

It is reasonably possible that a reduction of unrecognized tax benefits of up to $2.0 million may occur within 12 months due to settlements and the expiration of statutes of limitation.
We file income tax returns in the U.S. federal jurisdiction, and various state and foreign jurisdictions. All U.S. federal tax years prior to 2015 are generally closed by statute or have been audited and settled with the applicable domestic tax authorities. All other jurisdictions are still open to examination beginning after 2012.
As of December 31, 2018, the Company has accumulated undistributed earnings generated by our foreign subsidiaries of approximately $1.6 billion. Because $998.3 million of such earnings have previously been subject to the one-time transition tax on foreign earnings required by the Tax Act, any additional taxes due with respect to such earnings or the excess of the amount for financial reporting over the tax basis of our foreign investments would generally be limited to foreign and state taxes. We intend, however, to indefinitely reinvest these earnings and expect future U.S. cash generation to be sufficient to meet future U.S. cash needs.